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                                                                    EXHIBIT 32.1

                        Section 906 Certification by the
               Chief Executive Officer and Chief Financial Officer

         Each of Thomas J. Mazzarisi, Chief Executive Officer, and Stephen J. Schoepfer, Chief Financial Officer, of JAG Media Holdings, Inc., a Nevada corporation (the "Company") hereby certifies pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Company's periodic report on Form 10-QSB for the period ended January 31, 2006 ("Form 10-QSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operation of the Company.

CHIEF EXECUTIVE OFFICER                         CHIEF FINANCIAL OFFICER

/s/ Thomas J. Mazzarisi                         /s/ Stephen J. Schoepfer
--------------------------                      ---------------------------
Name: Thomas J. Mazzarisi                       Name: Stephen J. Schoepfer

Date: March 22, 2006